UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant's telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2014

Item 1.	Semi-Annual Report

 Letter to Shareholders

Investor sentiment for gold and precious metals reflected a more balanced view during the last six months from the one-sided selling witnessed during the prior year. For the fiscal six month period ending May 31, 2014, gold traded in a narrow range of $1,195 to $1,385 per ounce based on the London P.M. gold fix. The lack of price momentum reflects investor uncertainty regarding the global economy, international geopolitical events and the pace of economic recovery in the United States, as no clear direction emerged during the period. Sentiment for gold mining shares, however, improved in this environment as many funds found themselves significantly underweight an industry that was showing improved capital discipline and cost control and was ripe for merger and acquisition activity (“M&A”).

At May 31, 2014, ASA Gold and Precious Metals Limited (“ASA” or the “Company”) reported a net asset value (“NAV”) of $13.82. For the six month period ending May 31, 2014, the Company enjoyed a total return of 6.6%, outperforming the FTSE Gold Mines Total Return Index return of 3.0% for the same period. The ASA share price returned 2.2% for the period, closing at $13.04 on May 31, 2014. Both the ASA share price and NAV outperformed the gold price, which closed at $1,250 for the period and returned negative 0.2%.

Despite an increase in the discount at which ASA’s shares traded during the period, the average discount during the last six months of 5.3%, was an improvement over the average discount of 6.1% during the same period of 2013. ASA’s share price has traded at a progressively lower average discount during the last five years, in large part due to an increase in the Company’s continued marketing efforts, active portfolio management and an effective discount management program enacted by the Board of Directors. The Company maintains its share repurchase program although no shares were acquired in the last six months. The Board continues to closely monitor the discount and reviews the discount management program regularly.

During the last six months, ASA distributed $0.02 per share to shareholders, versus $0.03 per share in first six months of 2013. The reduction in dividend distributions during the most recent period is a reflection of lower income received from the Company’s investments. Within the global mining industry, rising operating costs and lower commodity prices have continued to negatively impact dividend distributions. Without a sustained improvement in commodity prices, it is likely that future distributions from ASA may be lower than in prior years.

Market Observations

The considerable decline in the gold price last year and the significant decrease in investor appetite for the financing of new gold mining projects have had a dramatic impact on the development pipeline for new mining projects. From fiscal year 2010 through fiscal year 2013, the number of equity financings of precious metals companies decreased by over 75% and the total dollars raised declined by over 45%. While the negative sentiment, along with the volume of financings, appear to have bottomed in late 2013, the sector did not experience a rebound during the first half of 2014 as the total dollar value of equity offerings remained at very low levels. Capital has remained scarce in the mining industry as investors have become more risk averse due to significant commodity price volatility and poor capital allocation decisions in prior periods.

The industry focus on cost containment and capital preservation slowed corporate M&A activity throughout the sector during the last twelve months as mining companies looked inward to reduce operating costs and overhead. The volume of M&A transactions completed in the precious metals space in 2013 declined 37% from its peak in 2010. The first half of 2014 has seen even fewer transactions, and is on track to set a new low for both the number and dollar values of M&A deals in the precious metals sector. This, combined with the lack of equity financings, has resulted in the delay of both the exploration and development of new projects in the industry.

Despite the limited capital available to gold mining companies, we expect global gold production will increase in 2014 as it did in 2013, due to the number of new mines that began development in recent years. This growth is expected to peak during 2014 before declining in the coming years. It is anticipated that new mine discovery and development will slow considerably going forward as recent industry reductions in capital expenditures and exploration take effect. The expected decline in future gold production is likely to lead to a new round of consolidation in the mining sector as senior gold producers will likely turn to acquisitions to find growth and replace depleted resources.

During the last six months, ASA increased its allocation to exploration and development companies. All of these investments were aimed at companies with undeveloped mining assets that we believe are financeable in the present environment or may be candidates for M&A activity due to the quality of the assets and lack of growth within the broader industry.

Portfolio Diversification

ASA’s investments in platinum, palladium, silver and diamonds have been important components of the portfolio through many cycles. This diverse precious metals strategy sets us apart from many gold equity indices, ETFs and other actively managed funds, and has contributed to our outperformance compared to the FTSE Gold Mines Index since it was established as our benchmark.

ASA’s allocation to gold equities, which has ranged from 67.6% to 84.1% over the last eight years, is currently 71.5% of assets. While ASA does not have a target allocation to gold equities, we manage our exposure to precious metals based on individual investment opportunities and our view of the prospects for each metal. Historically, platinum miners have been the Company’s largest allocation outside of gold miners. In recent years, however, ASA has decreased its exposure to platinum

Chart 1: ASA Metals Allocation

Source: ASA

miners in favor of other opportunities. ASA’s allocation to silver, copper and diamond companies has increased in the last few years as we have identified compelling investment opportunities in those commodities.

In 2010, we identified Tahoe Resources, a silver company, as an investment opportunity that met our investment criteria of high quality assets with a strong management team. The investment has grown from a 1.4% position when purchased in 2010, to 6.3% of net assets as of May 31, 2014, due entirely to this company’s strong relative performance. During this period, Tahoe successfully navigated from its initial public offering through project financing, construction and ramp up of its top tier Escobal silver project in Guatemala. Tahoe was one of the largest contributors to performance during the six months ending May 31, 2014, as Escobal attained commercial production during the period.

Another example of our diversification strategy is our recently increased investment in Stornoway Diamond Corporation. Stornoway has begun construction of a new diamond mine located in Quebec, Canada. ASA has extensively researched the project and is encouraged by the future prospects for this company. From a commodity perspective, we like the long-term outlook for diamonds and believe that its low correlation to gold will be a good diversifier for the portfolio.

Changes to the Portfolio

In addition to Stornoway, the Company made new investments in two gold companies, Amara Mining plc and Primero Mining Corp., and increased its investment in Torex Gold Resources Inc. Amara recently released a positive study on an exploration project in the Ivory Coast that we believe is undervalued by the market. Primero is a producer with two mines in safe jurisdictions, Canada and Mexico. Primero’s team is experienced at operating underground and can add value by improving operations and continuing to add to resources at both projects. ASA also increased its investment in Torex to assist with the financing of the construction of Torex’s Morelos project that is now well underway.

The majority of the securities that were sold during the period were from investments which had outperformed over time and were trimmed to maintain balance in the portfolio. We reduced the Company’s investments in Goldcorp Inc., Tahoe Resources and Randgold Resources to maintain our intended diversification as their strong performance had increased their weight in the portfolio. We also reduced the Company’s investment in Compañia de Minas Buenaventura SAA as we sought investments with a higher return potential.

ASA continues to seek investments in high quality companies led by strong management teams, with a long term focus. We anticipate that the precious metals industry will continue to experience large,

Chart 2: Portfolio Allocation – May 31, 2014

Source: ASA, totals may not equal 100% due to independent rounding multi-year cycles as it has throughout ASA’s history, and believe that the Company’s long term strategy, use of diversification and experience with past cycles will position ASA to take advantage of opportunities as they arise.

David Christensen

President, Chief Executive Officer and Chief Investment Officer

July 14, 2014

Copies of the Company’s financial reports, as well as its latest NAV, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402, (650) 376-3135 or (800) 432-3378, or may be found on ASA’s website (www.asaltd.com). Shareholders are encouraged to visit the website for other important information about ASA, including press releases, historical NAV, share price and tax related information. Please direct your attention to the availability of the Dividend Reinvestment and Stock Purchase Plan and see page 19 of this report for further information.

Forward-Looking Statements

This shareholder letter includes forward-looking statements within the meaning of U.S. federal securities laws that are intended to be covered by the safe harbors created thereunder. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Certain Investment Policies and Restrictions (Unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of ASA Gold and Precious Metals Limited

We have reviewed the accompanying consolidated statement of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the consolidated schedule of investments, as of May 31, 2014 and May 31, 2013, and the related consolidated statement of operations for the six month periods ended May 31, 2014 and May 31, 2013, the consolidated statement of changes in net assets for the six month period ended May 31, 2014, and the financial highlights for the six-month periods ended May 31, 2014 and May 31, 2013. These financial statements and financial highlights are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended November 30, 2013 and the financial highlights for each of the two years in the period ended November 30, 2013, and in our report dated January 20, 2014, we expressed an unqualified opinion on those financial statements and financial highlights. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for each of the three years in the period ended November 30, 2011 and in their report, dated January 24, 2012, they expressed an unqualified opinion on those financial highlights.

Tait, Weller & Baker LLP Philadelphia, Pennsylvania July 14, 2014

Consolidated Schedule of Investments
(Unaudited)

May 31, 2014 and May 31, 2013		2014			2013
Name of Company	Shares/ Principal Amount	Value	Percent of Net Assets	Shares/ Principal Amount	Value	Percent of Net Assets
Common Shares
Gold and Silver Investments Gold mining, exploration, development and royalty companies
Australia
Newcrest Mining Limited, (1)(2)	1,315,000	$11,848,150	4.4%	1,315,000	$18,054,950	6.0%
Silver Lake Resources Limited, (3)	3,300,000	1,044,694	0.4	1,550,000	1,201,639	0.4
		12,892,844	4.8		19,256,589	6.4
Canada
Agnico Eagle Mines Limited	429,300	12,982,032	4.9	429,300	13,741,893	4.5
Alacer Gold Corp.	918,200	2,006,393	0.8	1,343,400	2,900,449	1.0
Argonaut Gold Inc., (3)	430,000	1,466,900	0.6	393,000	2,981,118	1.0
B2Gold Corp., (3)	994,338	2,411,128	0.9	994,338	2,501,419	0.8
Barrick Gold Corporation	1,400,000	22,554,000	8.5	1,150,000	24,288,000	8.0
Belo Sun Mining Corp., (3)	2,600,000	503,411	0.2	2,600,000	1,553,735	0.5
Centerra Gold Inc.	625,000	2,656,509	1.0	625,000	2,301,205	0.8
Detour Gold Corporation, (3)	250,000	2,394,892	0.9	250,000	2,573,494	0.9
Eldorado Gold Corporation	650,000	3,737,500	1.4	650,000	5,180,500	1.7
Franco-Nevada Corporation	225,000	10,436,797	3.9	225,000	9,381,687	3.1
Goldcorp Inc.	967,400	22,608,138	8.5	1,082,400	31,508,664	10.4
Kinross Gold Corporation, (1)	1,000,000	3,780,000	1.4	1,000,000	6,410,000	2.1
New Gold Inc., (3)	600,000	3,168,000	1.2	600,000	4,086,000	1.4
Primero Mining Corp, (3)	200,000	1,272,000	0.5	—	—	—
Osisko Mining Corporation, (3)	—	—	—	1,292,400	5,555,763	1.8
Torex Gold Resources Inc., (3)	2,150,000	2,418,403	0.9	1,900,000	3,113,253	1.0
Torex Gold Resources Inc. – 144A, (3)(4)	1,250,000	1,406,048	0.5	—	—	—
West Kirkland Mining Inc., (3)(5)	909,091	92,200	0.0	909,091	131,435	0.0
		95,894,352	36.0		118,208,614	39.1
Channel Islands
Randgold Resources Limited – ADRs	382,200	28,256,046	10.6	419,700	32,896,086	10.9
Peru
Compañia de Minas Buenaventura S.A.A. – ADRs	799,000	8,541,310	3.2	909,000	16,316,550	5.4
South Africa
AngloGold Ashanti Limited	593,194	9,366,533	3.5	593,194	10,760,539	3.6
Gold Fields Limited	1,029,577	3,644,703	1.4	1,029,577	6,249,532	2.1
Harmony Gold Mining Company Limited, (1)	400,000	1,060,000	0.4	400,000	1,672,000	0.6
Sibanye Gold Limited, (6)	1,029,577	2,527,612	0.9	1,029,577	931,767	0.3
		16,598,847	6.2		19,613,839	6.5
United Kingdom
Amara Mining plc, (3)	3,777,292	1,075,905	0.4	—	—	—
United States
Newmont Mining Corporation	620,368	14,200,224	5.3	620,368	21,266,215	7.0
Royal Gold, Inc.	210,000	13,171,200	4.9	210,000	11,499,600	3.8
		27,371,424	10.3		32,765,815	10.8
Total gold mining, exploration, development and royalty companies (Cost $212,108,494 – 2014 , $220,447,544 – 2013)		190,630,728	71.5		239,057,493	79.1
Silver mining, exploration and development companies
Canada
Tahoe Resources Inc., (3)	808,200	16,758,637	6.3	923,200	13,427,555	4.4
Total silver mining, exploration and development companies (Cost $5,662,358 – 2014 , $6,709,422 – 2013)		16,758,637	6.3		13,427,555	4.4
Total gold and silver investments (Cost $217,770,852 – 2014 , $227,156,966 – 2013)		$207,389,365	77.8%		$252,485,048	83.5%

Consolidated Schedule of Investments
(Unaudited) (continued)

May 31, 2014 and May 31, 2013		2014			2013
Name of Company	Shares/ Principal Amount	Value	Percent of Net Assets	Shares/ Principal Amount	Value	Percent of Net Assets
Platinum and Palladium Investments Platinum and palladium mining companies
South Africa
Anglo American Platinum Limited, (3)	220,100	$9,389,168	3.5%	220,100	$7,175,277	2.4%
Impala Platinum Holdings Limited	772,400	8,091,997	3.0	772,400	8,112,802	2.7
		17,481,165	6.6		15,288,080	5.1
Exchange traded funds
ETFS Palladium Trust, (3)	70,000	5,708,500	2.1	70,000	5,133,800	1.7
ETFS Platinum Trust, (3)	22,500	3,183,300	1.2	22,500	3,210,525	1.1
		8,891,800	3.3		8,344,325	2.8
Total platinum and palladium investments (Cost $8,733,391 – 2014 & 2013)		26,372,965	9.9		23,632,405	7.8
Diamond Mining, Exploration and Development Companies
Canada
Stornoway Diamond Corporation, (3)	1,639,500	1,103,481	0.4	1,639,500	948,145	0.3
Stornoway Diamond Corporation
Subscription Receipts – 144A, (3)(4)(7)	7,857,200	5,288,361	2.0	—	—	—
Total diamond mining, exploration and development companies (Cost $8,986,406 2014, $3,928,898 2013)		6,391,841	2.4		948,145	0.3
Diversified Mineral Resources Companies
Canada
NovaCopper Inc., (3)	159,737	154,945	0.1	205,861	358,198	0.1
United Kingdom
Anglo American plc	200,000	4,884,082	1.8	200,000	4,639,949	1.5
United States
Freeport-McMoRan Copper & Gold Inc.	550,000	18,727,500	7.0	550,000	17,077,500	5.6
Total diversified mineral resources companies (Cost $19,947,499 – 2014, $19,991,927 – 2013)		23,766,527	8.9		22,075,648	7.3
Total common shares (Cost $255,438,148 – 2014, $259,811,182 – 2013)		263,920,699	99.0		299,141,245	98.9
Total investments (Cost $255,438,148 – 2014, $259,811,182 – 2013), (8)		263,920,699	99.0		299,141,245	98.9
Cash, receivables, and other assets less liabilities		2,590,409	1.0		3,216,461	1.1
Net assets		$266,511,108	100.0%		$302,357,706	100.0%
(1)	Non-income producing security 2014 only.
(2)	Newcrest Mining Limited ADRs at 2013.
(3)	Non-income producing security.
(4)	Restricted security.
(5)	Restricted security 2013 only.
(6)	Non-income producing security 2013 only.
(7)	The Stornoway Diamond Corporation Subscription Receipts consists of one common share of Stornoway Diamond Corporation and 1/2 of one warrant of Stornoway Diamond Corporation. Each warrant will entitle the holder thereof to acquire one common share at a price of $0.90 for a period of 24 months following their date of issuance.
(8)	Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2014 were $89,523,127 and $81,040,575, respectively, resulting in net unrealized appreciation on investments of $8,482,552. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at May 31, 2013 were $106,394,751 and $67,064,688 respectively, resulting in net unrealized appreciation on investments of $39,330,063.

ADR – American Depository Receipt
May not total due to independent rounding.
The notes to consolidated financial statements form an integral part of these statements.

Portfolio Statistics (Unaudited)

May 31, 2014 and May 31, 2013
Geographic breakdown*	2014	2013
Australia	4.8%	6.4%
Canada	44.7%	44.0%
Channel Islands	10.6%	10.9%
Peru	3.2%	5.4%
South Africa	12.8%	11.5%
United Kingdom	2.2%	1.5%
United States	20.6%	19.2%
Cash	1.0%	1.1%
	100.0%	100.0%

*	Geographic breakdown, which is based on company domiciles, is expressed as a percentage of total net assets including cash.
Percentage totals may not equal 100% due to independent rounding.

Principal Portfolio Changes During Six Month Periods Ended (Unaudited)

	2014		2013
May 31, 2014 and May 31, 2013	Increase	Decrease	Increase	Decrease
Agnico Eagle Mines Limited				50,000
Amara Mining plc	3,777,292
Anglo American plc				64,800
Argonaut Gold Inc.			393,000
B2Gold Corp. (1)			994,338
Barrick Gold Corporation				100,000
Belo Sun Mining Corp.			600,000
Compañia de Minas Buenaventura S.A.A. – ADRs		50,000
CGA Mining Limited (1)				1,343,700
ETFS Palladium Trust			30,000
ETFS Platinum Trust			12,500
Freeport-McMoRan Copper & Gold Inc.			75,000
Goldcorp Inc.		15,000		100,000
IAMGOLD Corp.				600,000
Kinross Gold Corporation				325,000
New Gold Inc.			600,000
NovaCopper Inc.		46,124
Osisko Mining Corporation		1,292,400
Primero Mining Corp.	200,000
Randgold Resources Limited – ADRs		15,000		25,000
Sibanye Gold Limited (2)			1,029,577
Stornoway Diamond Corporation Subscription Receipts – 144A (3)	7,857,200
Tahoe Resources Inc.		25,000
Torex Gold Resources Inc.			1,900,000
Torex Gold Resources Inc. – 144A (3)(4)	1,250,000
Torex Gold Resources Inc., C$1.50 Warrants, 08/05/2014 – 144A (3)(4)	625,000	625,000

(1)	B2Gold Corp. acquired CGA Mining Limited February 6, 2013 for 0.74 B2Gold share per 1 CGA Mining Limited share.
(2)	Position received as a result of reorganization.
(3)	Restricted security.
(4)	On January 22, 2014 ASA purchased 1,250,000 Torex Gold Resources Inc. Units – 144A. Each unit consisted of 1 share of Torex Gold Resources Inc. – 144A and 0.5 Torex Gold Resources Inc., C$1.50 Warrants, 08/05/2014 – 144A. The units were split into their individual pieces on February 18, 2014.

Consolidated Statements of Assets and Liabilities
(Unaudited)

May 31, 2014 and May 31, 2013

	Assets	2014	2013
	Investments, at value
Cost	$255,438,148 in 2014
	$259,811,182 in 2013	$263,920,699	$299,141,245
	Cash & cash equivalents	3,573,251	3,929,685
	Dividends receivable	286,234	504,006
	Due from broker	35,685	—
	Due from third party	235,635	—
	Other assets	80,428	85,936

	Total assets	$268,131,932	$303,660,872

	Liabilities

	Accrued affiliate expenses	$521,112	$501,068
	Accounts payable and accrued liabilities	486,132	169,672
	Liability for retirement benefits due to current and future retired directors	613,580	632,426

	Total liabilities	$1,620,824	$1,303,166

	Net Assets	$266,511,108	$302,357,706

	Common shares $1 par value Authorized: 40,000,000 shares Issued and Outstanding: 19,289,905 shares	$19,289,905	$19,289,905
	Share premium (capital surplus)	1,372,500	1,372,500
	Undistributed net investment income	15,825,979	20,650,078
	Undistributed net realized gain from investments	332,991,605	333,129,829
	Undistributed net realized (loss) from foreign currency transactions	(111,451,530)	(111,413,227)
	Net unrealized appreciation on investments	8,482,551	39,330,063
	Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	98	(1,442)

	Net assets	$266,511,108	$302,357,706

	Net asset value per share	$13.82	$15.67

The closing price of the Company’s shares on the New York Stock Exchange was $13.04 and $14.34 on May 31, 2014 and 2013, respectively.

The notes to consolidated financial statements form an integral part of these statements.

Consolidated Statements of Operations
(Unaudited)

For the six months ended May 31, 2014 and May 31, 2013

	2014	2013
Investment income
Dividend income (net of foreign withholding taxes of $380,880 and $741,534, respectively, and ADR fees of $7,944 and $24,172, respectively)	$1,291,889	$2,775,179
Interest income	2,321	3,456
Total investment income	1,294,210	2,778,635
Expenses
Shareholder reports and proxy expenses	75,066	91,468
Directors’ fees and expenses	124,619	122,496
Retired directors’ fees	45,000	45,000
Investment research	489,087	433,290
Administration and operations	689,617	743,551
Fund accounting	88,288	83,288
Transfer agent, registrar and custodian	49,834	58,352
Legal fees	676,715	191,132
Audit fees	25,498	28,500
Professional fees – other	1,000	2,000
Insurance	73,038	71,197
Dues and listing fees	25,000	25,000
Adviser operating expenses	—	35,531
Other	1,276	1,880
Total expenses	2,364,038	1,932,685
Less – reduction in retirement benefits due to directors	—	—
Net expenses	2,364,038	1,932,685
Net investment income gain (loss)	(1,069,828)	845,950
Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from investments
Proceeds from sales	11,139,630	14,609,871
Cost of securities sold	13,943,767	24,682,513
Net realized gain (loss) from investments	(2,804,137)	(10,072,642)
Net realized income (loss) from foreign currency transactions
Investments	(13,574)	(281,370)
Foreign currency	2,167	8,103
Net realized gain (loss) from foreign currency transactions	(11,407)	(273,267)
Net increase (decrease) in unrealized appreciation on investments
Balance, beginning of period	(11,952,529)	193,385,010
Balance, end of period	8,482,551	39,330,063
Net increase (decrease) in unrealized appreciation on investments	20,435,080	(154,054,947)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	98	(1,344)
Net realized and unrealized gain (loss) from investments and foreign currency transactions	17,619,634	(164,402,200)
Net increase (decrease) in net assets resulting from operations	$16,549,806	$(163,556,250)

The notes to consolidated financial statements form an integral part of these statements.

Consolidated Statements of Changes in Net Assets

	Six months ended May 31, 2014 (Unaudited)	Year ended November 30, 2013
Net investment income (loss)	$(1,069,828)	$370,963
Net realized gain (loss) from investments	(2,804,137)	(7,406,729)
Net realized gain (loss) from foreign currency transactions	(11,407)	(300,163)
Net increase (decrease) in unrealized appreciation on investments	20,435,080	(205,337,539)
Net increase in unrealized gain (loss) on translation of assets and liabilities in foreign currency	98	98
Net increase (decrease) in net assets resulting from operations	16,549,806	(212,673,370)
Dividends paid/payable
From net investment income	(385,798)	(3,472,183)
From net realized gain from investments	—	—
Net increase (decrease) in net assets	16,164,008	(216,145,553)
Net assets, beginning of period	250,347,100	466,492,653
Net assets, end of period (including undistributed net investment income of $15,825,979 in 2014 and $17,281,605 at November 30, 2013)	$266,511,108	$250,347,100

The notes to consolidated financial statements form an integral part of these statements.

Notes to Consolidated Financial Statements (Unaudited)

Six months ended May 31, 2014 and May 31, 2013

1. Organization

These consolidated financial statements include ASA Gold and Precious Metals Limited (the “Company”), and its former wholly owned subsidiary, ASA Gold and Precious Metals Advisers, LLC (the “Adviser”). The Company is a closed-end investment management company registered under the Investment Company Act of 1940, as amended, and was organized as an exempted limited liability company under the laws of Bermuda. The Company’s former subsidiary, ASA Gold and Precious Metals Advisers LLC, was discontinued on September 23, 2013 as an investment adviser in the state of California and as a limited liability corporation under the laws of the state of Delaware.

2. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded in U.S. markets, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Restricted securities

At May 31, 2014 and May 31, 2013, the Company held investments in restricted securities of 2.51% and 0.04% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Restricted Securities May 31, 2014
Shares	Cost	Issuer	Value Per Unit	Value	Acquisition Date
7,857,200	$5,057,508	Stornoway Diamond Corp	$0.67	$5,288,361	05/14/2014
		Subscription Receipts – 144A
1,250,000	1,351,000	Torex Gold Resources, Inc. – 144A	1.12	1,406,048	01/22/2014

Restricted Securities May 31, 2013
Shares	Cost	Issuer	Value Per Unit	Value	Acquisition Date
909,091	$1,008,370	West Kirkland Mining, Inc.	$0.14	$131,435	11/22/2011

C. Fair value measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 –	unadjusted quoted prices in active markets for identical investments
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2014 and May 31, 2013 in valuing the Company’s investments at fair value:

Investment in Securities Measurements at May 31, 2014
Description (1)	Level 1	Level 2	Level 3	Total
Common Shares
Gold and silver investments	$177,536,320	$29,853,046	$—	$207,389,365
Platinum and palladium investments	26,372,965	—	—	26,372,965
Diamond mining, exploration and development companies	1,103,481	5,288,361	—	6,391,841
Diversified mineral resources companies	18,882,445	4,884,082	—	23,766,527
Total	$223,895,210	$40,025,489	$—	$263,920,699

Transfers into and out of levels are recognized at the end of the period. There were transfers into and out of Level 1 and Level 2, and no transfers into and out of Level 3 at May 31, 2014.

Transfers into and out of each level of the investments in securities at May 31, 2014 are as follows:

	Transfers into Level 1	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2
West Kirkland Mining, Inc.	$92,200	$—	$—	$(92,200)
Total	$92,200	$—	$—	$(92,000)

(1)	See consolidated schedules of investments for country classifications.

May not total due to independent rounding.

Investment in Securities Measurements at May 31, 2013
Description (1)	Level 1	Level 2	Level 3	Total
Common Shares
Gold and silver investments	$232,739,774	$19,745,274	$—	$252,485,048
Platinum and palladium investments	23,632,405	—	—	23,632,405
Diamond mining, exploration and development companies	948,145	—	—	948,145
Diversified mineral resources companies	17,435,698	4,639,949	—	22,075,648
Total	$274,756,022	$24,385,223	$—	$299,141,245

Transfers into and out of levels are recognized at the end of the period. There were no transfers into and out of Levels 1, 2, and 3 at May 31, 2013.

(1)	See consolidated schedules of investments for country classifications.

May not total due to independent rounding.

D. Cash and Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash and cash equivalents at May 31, 2014 and 2013 consisted of overnight deposit of excess funds in a commercial paper sweep instrument issued by JPMorgan Chase & Co.

E. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the consolidated statements of operations.

F. Securities Transactions and Investment Income

During the six months ended May 31, 2014, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $11,139,630 and $8,688,113, respectively. During the six months ended May 31, 2013, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $14,609,871 and $19,025,941, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

H. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

I. Basis of Presentation

The consolidated financial statements are presented in U.S. dollars.

J. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2010 - 2013). As of May 31, 2014 and May 31, 2013, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

3. Tax status of the Company

The Company is a passive foreign investment company (PFIC) and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activities in the United States is trading in stocks or securities for its own account; and under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

On September 23, 2013, ASA Gold and Precious Metals Advisers, LLC was discontinued as an investment adviser in the state of California. The Adviser filed its final federal and state tax returns on November 22, 2013.

4. Exemptive order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the SEC pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order was originally conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States than those required of other registered investment companies. These conditions made it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements. On June 18, 2013, the SEC issued an order that amended certain conditions contained in the Company’s then-existing exemptive order, most notably, the Company’s ability to hold assets and settle trades in Canada, Australia, the United Kingdom, the United States, South Africa and Hong Kong (text of relief granted is available at: http://www.sec.gov/Archives/edgar/data/1230869/999999999713009907/filename1.pdf).

5. Retirement plans

The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at May 31, 2014 and May 31, 2013 was $613,580 and $632,426, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

6. Concentration risk

The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in companies that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus, holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

7. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown.

8. Investment adviser subsidiary

On July 23, 2010, the SEC granted the Company no-action relief to organize a wholly-owned investment adviser subsidiary. In reliance on such relief, the Company established the Adviser as a Delaware limited liability company on December 8, 2010.

The Company incurred allocated expenses of $0 and $35,531, respectively, for the administration and operations of the Adviser during the six months ended May 31, 2014 and May 31, 2013, which are reflected in “Expenses” on the Consolidated Statement of Operations.

On September 23, 2013, the Adviser filed Form ADV-W with the SEC to request termination as a state registered investment adviser. During the fourth quarter of 2013, certificates of cancellation were filed with the State of Delaware and the State of California.

9. Compensation matters

For the six months ended May 31, 2014 and May 31, 2013, the aggregate remuneration paid to the Company’s officers was $1,119,075 and $899,195, respectively. Remuneration paid to officers during the six months ended May 31, 2014 increased relative to the same period in 2013 due to the promotion of an employee from non-officer to officer. In addition, $414,512 and $400,794, respectively was accrued for bonuses to the Company’s officers and employees. The aggregate remuneration paid to the Company’s directors was $107,000 and $104,000, respectively.

10. Operating lease commitment

In November 2012, the Company entered into a five-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $467,632 as of May 31, 2014. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

06/1/14 - 2/28/15	$89,160
03/1/15 - 2/28/16	122,452
03/1/16 - 2/28/17	126,124
03/1/17 - 2/28/18	129,896
Total	$467,632

11. Share repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

The Company had 19,289,905 shares outstanding as of May 31, 2014 and May 31, 2013. There were no repurchases during the six months ended May 31, 2014.

12. Legal proceedings

On September 30, 2013, Firsthand Technology Value Fund, Inc. (“Plaintiff”) filed a lawsuit in California Superior Court against the Company and one of its independent directors (“Co-Defendant”). Plaintiff alleged, among other things, intentional interference with contractual relations and unfair competition in violation of the California Business and Professions Code. On November 19, 2013, pursuant to its indemnification policy for directors and officers, the Company entered into an agreement to advance legal defense costs to its Co-Defendant. The Company filed a claim with its insurance carrier for coverage of related legal expenses and costs for the Company and its Co-Defendant. During the third quarter of fiscal 2014, the insurance carrier reimbursed a portion of the amounts claimed; additional amounts remain under consideration. Plaintiff dismissed the Company from the lawsuit on April 14, 2014 [and subsequently dismissed the Co-Defendant]. The Company did not enter into any settlement with the Plaintiff in exchange for its dismissal.

13. New accounting pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The adoption of these ASUs has not had a material impact on the Company’s financial statements.

14. Subsequent events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s consolidated financial statements through the date the consolidated financial statements were issued. The Company believes that there are no material events that would require disclosure.

Financial Highlights

	(Unaudited) Six months ended May 31				Year ended November 30
Per share operating performance (1)	2014		2013		2013	2012	2011	2010 (2)	2009 (2)
Net asset value, beginning of period	$12.98		$24.18		$24.18	$32.46	$34.45	$29.85	$15.79
Net investment income (loss)	(0.06)		0.04		0.02	0.09	0.11	(0.01)	(0.01)
Net realized gain (loss) from investments	(0.14)		(0.52)		(0.38)	2.06	1.17	2.17	3.33
Net realized gain (loss) from foreign currency transactions	(0.00)		(0.01)		(0.02)	(0.15)	—	(0.04)	(0.26)
Net increase (decrease) in unrealized appreciation on investments	1.06		(7.99)		(10.64)	(9.90)	(2.93)	2.82	11.21
Net unrealized (loss) on translation of assets and liabilities in foreign currency	—		—		—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	0.86		(8.48)		(11.02)	(7.90)	(1.65)	4.94	14.27
Dividends
From net investment income	(0.02)		(0.03)		(0.18)	(0.09)	(0.18)	(0.02)	(0.03)
From net realized gain on investments	—		—		—	(0.29)	(0.18)	(0.32)	(0.43)
Capital share transactions:
Effect of tender offer / share repurchase	—		—		—	—	0.02	—	0.25
Net asset value, end of period	$13.82		$15.67		$12.98	$24.18	$32.46	$34.45	$29.85
Market value, end of period	$13.04		$14.34		$12.78	$22.00	$28.85	$33.87	$26.52

Total investment return
Based on market price (3)	2.19	% (7)	(34.68	%) (7)	(41.07%)	(22.43%)	(13.73%)	29.09%	101.15%
Based on net asset value (4)	6.62	% (7)	(35.04	%) (7)	(45.56%)	(24.20%)	(4.57%)	16.61%	101.97%

Ratio of average net assets
Expenses (5)(6)	0.89	% (8)	0.98	% (8)	1.21%	0.78%	0.60%	0.89%	0.81%
Net investment income (loss)	(0.40	%) (8)	0.44	% (8)	0.11%	0.33%	0.31%	(0.03%)	(0.06%)

Supplemental data
Net assets, end of period (000 omitted)	$266,511		$302,358		$250,347	$466,493	$626,080	$669,633	$580,355
Portfolio turnover rate	3.27	% (7)	3.77	% (7)	6.91%	11.24%	5.56%	10.46%	7.93%
Shares outstanding (000 omitted)	19,290		19,290		19,290	19,290	19,290	19,440	21,240

(1) Per share amounts from operations have been calculated using the average shares method.

(2) Per share amounts and shares outstanding or weighted average shares have been restated to reflect a 3-for-1 stock split that occurred in May 2010.

(3) Total investment return is calculated assuming a purchase of common shares at the current market price at close the day before and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(4) Total investment return is calculated assuming a purchase of common shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(5) The reduction in retirement benefits due to directors reduced the ratio of expenses to average net assets in 2009 from 0.87% to 0.81%.

(6) “Adviser operating expenses” impacted the expense ratio by 0.00% and 0.01% during the six months ended May 31, 2014 and 2013, respectively. “Adviser operating expenses” impacted the expense ratio by 0.02% and 0.04% during fiscal years 2013 and 2012, respectively.

(7) Not annualized

(8)  Annualized

The notes to consolidated financial statements form an integral part of these statements.

Certain Tax Information for U.S. Shareholders

The Company is a “passive foreign investment company” (“PFIC”) for United States federal income tax purposes. In view of this, United States investors holding shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found in the most recent annual report and at www.asaltd.com. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

Direct Stock Purchase and Dividend Reinvestment Plan

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a direct stock purchase and dividend reinvestment plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43078, Providence, RI 02940-3078. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (781) 575-2879 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of proposals presented at the annual general meeting of shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 13, 2014:

Election of Directors
	For	Against	Abstain

David Christensen	9,141,224	208,707	63,344
Gary Glynn	9,227,564	121,306	64,405
Bruce Hansen	9,235,568	111,652	66,055
Mary Joan Hoene	9,225,670	123,120	64,485
Robert Pilkington	9,160,180	190,631	62,463
Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain

Tait, Weller & Baker LLP	15,838,807	141,883	118,494

Form N-PX/Proxy Voting

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q/Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common Shares Repurchased

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. There were no repurchases during the six months ended May 31, 2014 or May 31, 2013. The Company had 19,289,905 shares outstanding on May 31, 2014.

Executive Office and Shareholder Services	Semi-Annual Report May 31, 2014
ASA Gold and Precious Metals Limited
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Registered Office
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel
Appleby, Hamilton, Bermuda
K&L Gates LLP, Washington, DC, U.S.A.

Custodian
JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Fund Accountants
Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

Transfer Agent
Computershare Trust Company, N.A.
480 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.	A Closed-End Fund Specializing in Gold and Other Precious Metals Investments

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors determined as of 03/13/14 that Bruce Hansen, newly elected Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Hansen is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange Act”), of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

                    There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 27, 2014.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Chief Financial Officer and Treasurer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable.

	(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

	(3)	Not applicable.

(b)

The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals

Date: July 22, 2014	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: July 22, 2014	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: July 22, 2014	By:	/s/ Rodney Yee
Rodney Yee
Chief Financial Officer and Treasurer
(Principal Financial Officer)